UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2016

Comcast Corporation
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

001-32871		27-0000798
(Commission File Number)		(IRS Employer Identification No.)

One Comcast Center Philadelphia, PA		19103-2838
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At our annual meeting of shareholders held on May 19, 2016 (the “annual meeting”), our shareholders approved amendments to (i) our 2002 Restricted Stock Plan, as amended and restated (the “Restricted Stock Plan”), (ii) our 2003 Stock Option Plan, as amended and restated (the “Stock Option Plan”), (iii) the Comcast Corporation 2002 Employee Stock Purchase Plan, as amended and restated (the “Comcast Employee Stock Purchase Plan”), and (iv) the Comcast-NBCUniversal 2011 Employee Stock Purchase Plan, as amended and restated (the “NBCUniversal Employee Stock Purchase Plan,” and collectively, the “Plans”) as follows:

•	Shareholders approved amendments to the Restricted Stock Plan to increase the number of shares available for issuance by 37,500,000 from 96,500,000 to 134,000,000 and to extend its expiration date from May 11, 2021 to May 19, 2026. Shareholders also approved the range of performance targets that the Compensation Committee of our Board of Directors may use in connection with the grant of awards under the Restricted Stock Plan. By obtaining this approval, any shares delivered pursuant to awards that are tied to objective, quantitative performance targets will be eligible to be treated as “qualified performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code.

•	Shareholders approved amendments to the Stock Option Plan to increase the number of shares available for issuance by 99,000,000 from 245,000,000 to 344,000,000 and to extend its expiration date from May 11, 2021 to May 19, 2026.

•	Shareholders approved amendments to the Comcast Employee Stock Purchase Plan to increase the number of shares available for issuance from 35,500,000 to 50,500,000 and approved the Comcast Employee Stock Purchase Plan in its entirety in order to satisfy certain requirements under the Internal Revenue Code so that certain tax benefits will be available to our employees.

•	Shareholders approved amendments to the NBCUniversal Employee Stock Purchase Plan to increase the number of shares available for issuance from 4,600,000 to 12,100,000.

The amendments to the Plans had previously been approved on February 22, 2016 by the Compensation Committee of our Board of Directors, subject to shareholder approval.

The above description of the Plans are qualified in their entirety by reference to the full text of the Restricted Stock Plan, the Stock Option Plan, the Comcast Employee Stock Purchase Plan and the NBCUniversal Employee Stock Purchase Plan, which were filed as Appendix A, Appendix B, Appendix C and Appendix D, respectively, to our definitive proxy statement, dated April 8, 2016 (the “proxy statement”), and are incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the annual meeting, our shareholders approved, or did not approve, the following proposals. The number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each such proposal are set forth below.

(1)	All of the director nominees named in the proxy statement were elected to serve as directors for one-year terms.

Director	For	Withheld	Broker Non-Votes
Kenneth J. Bacon	361,818,329	5,149,206	21,148,493
Madeline S. Bell	366,010,378	957,157	21,148,493
Sheldon M. Bonovitz	363,428,030	3,539,505	21,148,493
Edward D. Breen	288,347,972	78,619,563	21,148,493
Joseph J. Collins	289,104,158	77,863,377	21,148,493
Gerald L. Hassell	289,362,474	77,605,061	21,148,493
Jeffrey A. Honickman	364,799,292	2,168,243	21,148,493
Eduardo G. Mestre	365,386,904	1,580,631	21,148,493
Brian L. Roberts	359,213,374	7,754,161	21,148,493
Johnathan A. Rodgers	364,946,573	2,020,962	21,148,493
Dr. Judith Rodin	282,060,735	84,906,800	21,148,493

(2)	The appointment of Deloitte & Touche LLP as our independent auditors for the 2016 fiscal year, as described in the proxy statement, was ratified.

For	Against	Abstain	Broker Non-Votes
384,665,478	2,902,801	547,749	N/A

(3)	The Restricted Stock Plan, as described in the proxy statement, was approved.

For	Against	Abstain	Broker Non-Votes
352,906,642	13,342,770	718,120	21,148,496

(4)	The Stock Option Plan, as described in the proxy statement, was approved.

For	Against	Abstain	Broker Non-Votes
347,061,741	19,166,397	739,394	21,148,496

(5)	The Comcast Employee Stock Purchase Plan, as described in the proxy statement, was approved.

For	Against	Abstain	Broker Non-Votes
362,576,437	4,057,040	334,055	21,148,496

(6)	The NBCUniversal Employee Stock Purchase Plan, as described in the proxy statement, was approved.

For	Against	Abstain	Broker Non-Votes
362,562,940	4,057,744	346,847	21,148,497

(7)	A shareholder proposal to prepare an annual report on lobbying activities, as described in the proxy statement, was not approved.

For	Against	Abstain	Broker Non-Votes
58,257,934	289,666,817	19,042,781	21,148,496

(8)	A shareholder proposal to prohibit accelerated vesting upon a change in control, as described in the proxy statement, was not approved.

For	Against	Abstain	Broker Non-Votes
99,045,847	267,319,444	602,240	21,148,497

(9)	A shareholder proposal to require an independent board chair, as described in the proxy statement, was not approved.

For	Against	Abstain	Broker Non-Votes
85,203,294	281,317,457	446,780	21,148,497

(10)	A shareholder proposal to stop 100-1 voting power, as described in the proxy statement, was not approved.

For	Against	Abstain	Broker Non-Votes
140,611,248	225,083,842	1,272,441	21,148,497

Item 9.01(d).  Exhibits.

Exhibit Number	Description
99.1	Comcast Corporation 2002 Restricted Plan, as amended and restated effective February 22, 2016 (incorporated by reference to Appendix A to our Definitive Proxy Statement on Schedule 14A filed on April 8, 2016)

99.2	Comcast Corporation 2003 Stock Option Plan, as amended and restated effective February 22, 2016 (incorporated by reference to Appendix B to our Definitive Proxy Statement on Schedule 14A filed on April 8, 2016)

99.3	Comcast Corporation 2002 Employee Stock Purchase Plan, as amended and restated effective February 22, 2016 (incorporated by reference to Appendix C to our Definitive Proxy Statement on Schedule 14A filed on April 8, 2016)

99.4	Comcast-NBCUniversal Employee Stock Purchase Plan, as amended and restated effective February 22, 2016 (incorporated by reference to Appendix D to our Definitive Proxy Statement on Schedule 14A filed on April 8, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date:	May 24, 2016	By:	/s/ Arthur R. Block
			Name:	Arthur R. Block
			Title:	Executive Vice President, General Counsel and Secretary